Exhibit 32.1
INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-QSB PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934
          Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-QSB, the undersigned hereby certify that this report on Form 10-QSB of MDI, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of MDI, Inc.
Dated: May 11, 2007

/s/ J. Collier Sparks
J. Collier Sparks
President and Chief Executive Officer

/s/ Michael Sweet
Michael Sweet
Senior Vice President — Chief Financial Officer

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